Ivy Fund

                                    Ivy Bond Fund
                               Ivy Emerging Growth Fund
                                   Ivy Growth Fund
                             Ivy Growth with Income Fund

                           Supplement Dated March 10, 1997
                          to Prospectus Dated April 30, 1996

                                          #

                                  Ivy Fund Officers:
                             Michael G. Landry, Chairman
                             Keith J. Carlson, President
                          James W. Broadfoot, Vice President
                        C. William Ferris, Secretary/Treasurer

                                          #


          The first paragraph under "Investment Manager" on page 12 is replaced in its entirety as follows:

          For IMI's business management and investment advisory services, each Fund pays IMI a fee, which is accrued daily and paid monthly, based on the Fund's average net assets. Ivy Bond Fund pays a fee that is equal, on an annual basis, to 0.75% of the first $100 million in average net assets, reduced to 0.50% of average net assets in excess of $100 million. For the year ended December 31, 1996, Ivy Bond Fund paid IMI an effective investment management fee of 0.75% of the Fund's average net assets. Ivy Emerging Growth Fund and Ivy Growth Fund each pay a fee that is equal, on an annual basis, to 0.85% of its average net assets. Ivy Growth with Income Fund pays a fee that is equal, on an annual basis, to 0.75% of its average net assets.

                                          #

          The third paragraph under "Investment Manager" on page 12 is replaced in its entirety as follows:

               PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:

               - James W. Broadfoot, an Executive Vice President and Chief Investment Officer of IMI, has been a portfolio manager for Ivy Emerging Growth Fund since the Fund's inception in 1993, Ivy Growth Fund since 1994 and Ivy Growth with Income Fund since 1997. Prior to joining the organization in 1990, Mr. Broadfoot was the principal in an investment counsel firm specializing in small capitalization companies. Mr. Broadfoot has 24 years of professional investment experience. He earned an MBA from The Wharton School of The University of Pennsylvania and is a Chartered Financial Analyst.

               - Frank DuMond is a portfolio manager for Ivy Growth Fund and Ivy Growth with Income Fund. Mr. DuMond has served as portfolio manager since 1997, and prior to that served as a research analyst from 1994 through 1996. Mr. DuMond joined the organization in 1994 and has 4 years of professional investment experience. He holds a Bachelor of Science degree from the Massachusetts Institute of Technology.

               - Leslie A. Ferris, a Senior Vice President of IMI, has been a portfolio manager for Ivy Bond Fund since 1993. Ms. Ferris joined the organization in 1988 and has 15 years of professional investment experience. She is a Chartered Financial Analyst and holds an MBA degree from the University of Chicago. From 1982 to 1988, she was a portfolio manager at Kemper Financial Services, Inc.

               - Barbara Trebbi, a Senior Vice President of IMI, joined the organization in 1988 and has 9 years of professional investment experience. She has been a portfolio manager of Ivy Growth Fund since 1993. She is a Chartered Financial Analyst and holds a Graduate Diploma from the London School of Economics.


                                   [logo] IVY FUNDS
                              Via Mizner Financial Plaza
                                700 S. Federal Highway
                              Boca Raton, Florida  33432
                                    1-800-456-5111

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